IPS iFund 2001 Semiannual Report

Fellow Shareholders:

      For the first time in over a quarter of a century, holding dominant, well-managed companies with rapidly-growing businesses for long-term growth has not worked for more than just two or three quarters. While such periods are rare and typically associated with structural recessions, they do occur. During such periods, being a long-term investor can look like a mistake. It's not. The mistake is abandoning a long-term investment philosophy that has worked most of the time for over a century, just because every generation or so it doesn't work for a year or two and we lose our patience and objectivity.

      The first five months of 2001 saw one of the worst declines in the history of the Nasdaq Composite Index. From Jan. 28, 2001 to April 4, 2001, the Nasdaq Composite Index plunged over 42%, the third, and for many, the most demoralizing plunge in the span of a single year. We feel that the April 4th low marked the bottom of the worst bear market in Nasdaq Composite Index history, a decline of 67.5% in 13 months. The market has made a significant recovery from the lows, but we think it is primarily a reflex recovery from a deeply oversold position.

--------------------------------------------------------------------------------
                              iFund Total Returns
                                 as of 5/31/01

                               [BAR CHART OMITTED]

--------------------------------------------------------------------------------

Figure 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

--------------------------------------------------------------------------------

                                    Total Return since Inception
                                          12/29/00-5/31/01

iFund                                         - 20.58%
S&P 500 Index                                 -  4.37%
Nasdaq Composite Index                        - 17.39%

--------------------------------------------------------------------------------


Copyright 2001, IPS Advisory, Inc.                                        Page 1

Management's Discussion & Analysis

Volatility of Returns

      Figure 2 presents a quarterly perspective on the Fund's return and risk characteristics over time. The Fund's volatility relative to the broad market is difficult to judge so far, because the fund has been in existence for only a short period of time. Nevertheless, we can expect that it will be substantially more volatile than the Value Line Arithmetic Composite Index, on both the upside and the downside, due to the aggressive growth focus of the fund.

      We use the Value Line Arithmetic Composite Index because it is a far better proxy of the fund's performance than are other more popular indexes. There are two reasons: it is equally weighted, and it consists of a large number of companies (approximately 1,700). Other indexes are capitalization weighted, meaning that larger companies are more heavily weighted in the calculation of the index. While this may make a good proxy for economic activity, we do not believe that capitalization-weighted indexes are an appropriate proxy for investment styles like ours that are not index funds, and do not take market capitalization into account as a significant factor in our buy and sell decisions.

--------------------------------------------------------------------------------

                         Quarter Returns: IPS iFund vs.
                        Value Line Arithmetic Composite

  [The following table was depicted as a bar chart in the original material.]

Calender Quarter                  iFund                 Value Line(A)
--------------------------------------------------------------------------------
1/3/01 - 3/31/01                 -29.56%                   -1.23%
--------------------------------------------------------------------------------
3/31/01 - 6/30/01                  1.24%                   12.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Figure 2: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Fund Web Site

      The iFund is one of the first public, Internet-based mutual funds in history managed solely by its investors. There is nothing else like it in the world, although we believe that one day no fund family will exist without such funds. This means that the Fund is required to develop, maintain and constantly update an extraordinarily complex back-end database that includes critical fund shareholder information like number of shares owned, as well as any changes to accounts, voting history, and so forth. Data must be uploaded from Firstar Mutual Fund Services, LLC, the iFund's shareholder accountant and fund-servicing agent, on a daily


Copyright 2001, IPS Advisory, Inc.                                        Page 2
basis so that accurate shareholder percentages can be updated and calculated correctly each day for each shareholder. Whenever money flows into or out of the Fund, all these percentages change, and thus the percentage ownership of every investor changes, as well as the percentages of shares voted for each stock Nominee or Candidate.

      We have been developing and testing the back-end database for a year and a half now. The primary objective of the iFund's Web site development was to get the core functionality of the site up and running by the beginning of 2001. This we have achieved, which allows us to have full calendar year returns beginning 2001. However, the site is still in beta version. There is a great deal of work left to do, and we expect there will be continuous changes, especially additions and enhancements, to the site over the next year. Most of these will come in the next two or three months.

      The major push in the development of the iFund is now the further development of the Web site to make the visual interface more attractive and user friendly, and to provide mechanisms for more comprehensive feedback and communication among investors. One of the primary requirements the iFund must achieve in order to provide the superior performance we think it is capable of, is to enable shareholders to communicate freely among one another in order to share their intelligence, expertise and information, to easily view comments made by other shareholders, whether five minutes or five weeks ago, and to easily share with one another research, favorite Web sites, news articles, and so forth. We are working to provide this at the earliest possible date.

      Other enhancements to the Web site include research options. We are adding a list of various resources we have found to be helpful over the years. We hope to add to the list additional resources suggested by other shareholders. Deutsche Bank Alex Brown has also worked hard for you to provide their research to investors through the Multex Web site. As one of the largest and most active investment banks in the world, DB Alex Brown provides a wealth of investment research for investors to help them understand the stocks and industries being considered for purchase by the iFund.

Current Economic & Equity Environment

      While we may have seen the bottom, we believe we are still in a bear market and a structural recession that is spreading globally. The index made up of the fastest growing companies in the U.S. economy does not lose two-thirds of its value in a year because we are going to have a soft landing or a simple inventory correction. The real question, we believe, is no longer one of extent, but of duration. We may though, be able to glean some lessons from a thoughtful review of the history of similar recessions and bear markets over the last century to guide us, and to help us make better decisions for the future.

      Increasing evidence points to massive excess capacity in many high-tech manufacturing sectors, especially Internet and telecommunications equipment - a structural recession. The two previous bear markets of this magnitude, marked by the market crashes in 1929 and 1973, followed periods of extraordinary technological innovation and prosperity. This in turn produced a dramatic expansion of manufacturing capacity in excess of the requirements of the underlying economic growth rate.

      The early part of the Twentieth Century saw a huge expansion in the use of electricity, electric motor technology, and the use of automobiles and their associated infrastructure. The second half of the century led off with an explosion in technological innovation following the end of WWII, involving air travel, antibiotics and other medical advances, air conditioning, refrigeration, and television.

      It is unfortunate that all three major bear markets were unnecessarily aggravated by inept government bureaucrats and policies. Following the 1929 crash caused by Fed mismanagement of margin and the money supply, governments of the U.S. and Western Europe instituted a trade war that beggared everyone and brought on the Great Depression. In the 1970s, an unnecessary war, massive and prolonged fiscal stimulation by the Federal Reserve leading to high inflation, and very high income tax rates wrecked the economy following the 1973-'74 market crash and depression.


Copyright 2001, IPS Advisory, Inc.                                        Page 3

      One need look no further for signs of the Fed's continued incompetence than the November, 2000 meeting statement, "...persisting risks of heightened inflation pressures remained a policy concern...". Periods of rampant technological innovation are inherently deflationary; recessions are inherently deflationary; drastic restrictions on the money supply as we are suffering through now are inherently deflationary; excess global manufacturing capacity is inherently deflationary. Yet, the Fed is still fighting the last war.

      The proximate cause of the crash and bear market is the longstanding, continuous, and egregious violation by the Federal Reserve under Alan Greenspan of their central mission of maintaining a stable money supply. The severity of the crash and the speed of the excess capacity expansion, while it would almost certainly have occurred eventually anyway, albeit more gradually, was unnecessarily aggravated by massive liquidity infusions by the Federal Reserve in 1998 and 1999 due to the Asian currency crisis, the LTCM (Long Term Capital Management) debacle, and an erroneous belief that Y2K worries would cause a run on the banks. This massive injection of liquidity drove stock prices and high tech capacity expansion to excess levels. This was followed by the Fed's sudden withdrawing of liquidity in 2000, causing a stock market crash, destroying the capital formation process in the U.S., and unnecessarily traumatizing investors and businesses.

      Both the earlier periods of massive capacity expansion required a generation to create, so it comes as an unpleasant shock to suspect that we may have achieved a comparable degree of excess capacity in just the last few years of the 1990s, and that now we will have to write off and grow our way into it. Such bear markets do not easily reverse themselves, as do those resulting from inventory adjustments and other shorter-term causes. We believe this most recent overbuilding of capacity was made possible by the nature of primarily information and connectivity-based businesses. They simply do not have the time constraints that were imposed on previous expansions by the requirement for relatively massive amounts of physical plant, labor and private financing, much of which were provided this time around by the public markets.

      It is a general rule that consolidation follows periods of unusual prosperity and innovation. This has been true not only in the Twentieth Century. Similar conditions attended the development of the telegraph in the 1840s and 1850s, the railroads following the end of the Civil War, and the telephone towards the end of the century. They were characterized by huge inflows of capital and the creation of hundreds of competing businesses, followed by deflation, a collapse in prices and consolidation of the surviving businesses. It took about 20 years for the more than 500 auto companies at the end of the first decade of the 20th Century to consolidate into the oligarchy of GM, Ford and Chrysler.

      Excess capacity is, by definition, investment in unproductive assets. They cannot produce a return for investors, nor pay for employees. The only way to unlock this unproductive capital and allow it to begin earning a return and employing people, is to recognize the losses, lay off employees, and reinvest the proceeds for more productive uses. The more excess capacity there is, the greater the losses are. The greater they are, the longer they last, and the greater the number of employees who must be laid off. There isn't any way around it.

      The duration of the pain depends directly on how much excess capacity has been created, and we simply cannot know that until after the fact. As the recession deepens, assets that were productive a few months before are not now. This is why it's so difficult for managers to know how deep the recession will be, or how long it will last. While this may sound like a pessimistic assessment, remember that an economy freed of many of the constraints of physical and financial capital can grow faster than it has in the past. The period of excess investment did not last as long as it has in past structural recessions, so we should grow into it faster. Much more of the world today is free market-oriented than it was in the 1970s, so there are more people to more quickly absorb the excess productivity.

      Finally, the pace of technological innovation and discovery has been accelerating throughout human history. Growth rates and the wealth creation process are tied directly to the pace of discovery, and the human race is now early in the steep part of the hockey stick curve. As a result, we believe it's unlikely to take as long to grow into this excess capacity as it has during other major excess capacity expansions. The speed with which the U.S. economy decelerated was unprecedented. The turnaround could be also.

      Robert Loest, Ph.D., CFA                      Gregory A. D'Amico
      Fund Internet Guru                            Complexity Guru

================================================================================

      ** The above outlook reflects the opinions of Robert Loest and Greg D'Amico, are subject to change, and any forecasts made cannot be guaranteed.

      ** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

      ** The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 Index. The Index figures do not reflect any fees or expenses.

      ** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

      ** This semiannual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

      ** Quasar Distributors, LLC, distributor.

                                                                 7/2001

                            IPS Funds Privacy Policy

We collect nonpublic personal information about you from the following sources:

      Information we receive from you on applications and other forms; Information about your transactions with us, our affiliates, or others; and
      Information we receive from a consumer-reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For more information, please contact IPS Funds at:

Phone: 800.249.6927       Web Site: www.ipsfunds.com        1225 Weisgarber Road
       865.524.1676       Email:    info@ipsfunds.com       Suite S-380
Fax:   865.544.0630                                         Knoxville, TN 37909

                                   IPS iFund
                            Schedule of Investments
                                  May 31, 2001
                                  (Unaudited)

                                                                  Shares       Value
                                                                  ------       -----
COMMON STOCKS - 91.3%
Biotechnology - 9.7%
Applera Corporation - Applied Biosystems Group                      22        $  677
Invitrogen Corporation *                                            25         1,790
MiniMed Inc. *                                                      45         2,105
Techne Corporation *                                                52         1,717
                                                                              ------
                                                                               6,289
                                                                              ------
Computer & Network Security- 3.2%
Check Point Software Technologies Ltd. * (1)                        39         2,101
                                                                              ------
Computer Networking - 2.9%
Flextronics International Ltd. * (1)                                75         1,892
                                                                              ------
Data Storage & Networking - 12.4%
Brocade Communications Systems, Inc. *                              30         1,170
EMC Corporation *                                                   45         1,422
McDATA Corporation - Class B*                                       40         1,232
SanDisk Corporation *                                               50         1,173
StorageNetworks, Inc. *                                             65         1,115
VERITAS Software Corporation *                                      30         1,977
                                                                              ------
                                                                               8,089
                                                                              ------
Display Technology - 9.5%
Kopin Corporation *                                                330         3,125
NVIDIA Corporation *                                                15         1,284
Pixelworks, Inc. *                                                  70         1,761
                                                                              ------
                                                                               6,170
                                                                              ------
Financial - 2.4%
Citigroup Inc.                                                      30         1,538
                                                                              ------
Independent Power Producers - 9.6%
AstroPower, Inc. *                                                  30         1,550
Calpine Corporation *                                               55         2,711
Capstone Turbine Corporation *                                      60         1,972
                                                                              ------
                                                                               6,233
                                                                              ------
Natural Gas Utilities - 1.0%
Enron Corp.                                                         12           635
                                                                              ------
Optical Networking - 5.1%
Avanex Corporation *                                               120         1,562
JDS Uniphase Corporation *                                          57           952
New Focus, Inc. *                                                   80           799
                                                                              ------
                                                                               3,313
                                                                              ------
Power Chips - 2.8%
International Rectifier Corporation *                               30         1,802
                                                                              ------
Semiconductor Manufacturing- 13.8%
Advanced Energy Industries, Inc. *                                  55         1,798
AXT, Inc. *                                                         87         2,357
Intersil Corporation -Class A *                                     40         1,304
LTX Corporation *                                                   65         1,577
Transmeta Corporation *                                             75           912
Xilinx, Inc. *                                                      25         1,031
                                                                              ------
                                                                               8,979
                                                                              ------

                                   IPS iFund
                      Schedule of Investments (continued)
                                  May 31, 2001
                                  (Unaudited)

                                                                Shares                  Value
                                                                ------                  -----
            Software- 7.1%
            BEA Systems, Inc. *                                   36                     1,292
            i2 Technologies, Inc. *                               70                     1,406
            Siebel Systems, Inc. *                                25                     1,134
            Wind River Systems, Inc. *                            35                       788
                                                                                     ---------
                                                                                         4,620
                                                                                     ---------

            Telecommunications - 6.4%
            Amdocs Limited * (1)                                  25                     1,545
            Comverse Technology, Inc. *                           23                     1,334
            Global Crossing Ltd. * (1)                           100                     1,270
                                                                                     ---------
                                                                                         4,149
                                                                                     ---------

            Wireless Services - 5.4%
            Openwave Systems Inc. *                               25                       958
            QUALCOMM Inc *                                        15                       911
            Sprint Corp *                                         75                     1,650
                                                                                     ---------
                                                                                         3,519
                                                                                     ---------

            TOTAL COMMON STOCKS (Cost $69,571)                                          59,329
                                                                                     ---------

                                                            Principal Amount
                                                            ----------------
            SHORT-TERM INVESTMENTS - 11.0%
            MONEY MARKET FUNDS - 11.0%
            Firstar US Treasury Money Market Fund                 7,149                  7,149
                                                                                     ---------
            TOTAL SHORT-TERM INVESTMENTS (Cost $7,149)                                   7,149
            TOTAL INVESTMENTS (Cost $76,720) - 102.3%                                   66,478
                                                                                     ---------
            Liabilities Less Other Assets - (2.3%)                                      (1,514)
                                                                                     ---------

            Total Net Assets - 100.0%                                                $  64,964
                                                                                     =========

            *     Non-income producing security.

            (1)   Foreign Security.

See notes to the financial statements

                                    IPS iFund
                       Statement of Assets and Liabilities
                                  May 31, 2001
                                   (Unaudited)

ASSETS:
                 Investments, at value (cost $76,720)                   $  66,478
                 Dividends and interest receivable                             40
                 Receivable from Advisor                                      489
                                                                        ---------
                 Total Assets                                              67,007
                                                                        ---------

LIABILITIES:
                 Payable for investments purchased                          2,043
                                                                        ---------
                 Total Liabilities                                          2,043
                                                                        ---------
                                                                        $  64,964
                                                                        =========

NET ASSETS CONSIST OF:
                 Capital stock                                          $  75,543
                 Accumulated undistributed net investment income
                 Accumulated undistributed net realized
                     loss on investments sold                                (370)
                 Net unrealized depreciation on investments               (10,242)
                                                                        ---------
                 Total Net Assets                                       $  64,931
                                                                        =========
                 Shares outstanding (no par value, unlimited shares         6,817
                     authorized)

Net asset value, redemption price and offering price per share          $    9.53
                                                                        =========

See notes to the financial statements

================================================================================

                                   IPS iFund
                            Statement of Operations
           For the Period December 29, 2000 (1) through May 31, 2001
                                  (Unaudited)

INVESTMENT INCOME:
                 Dividend income                                        $       3
                 Interest income                                              265
                                                                        ---------
                 Total investment income                                      268
                                                                        ---------
EXPENSES:
                 Investment advisory fee                                      235
                                                                        ---------
                 Total expenses                                               235
                                                                        ---------

NET INVESTMENT INCOME                                                          33
                                                                        ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
                 Net realized loss on investment transactions                (370)
                 Change in unrealized appreciation (depreciation) on
                     investments                                          (10,242)
                                                                        ---------
                 Net realized and unrealized loss on investments          (10,612)
                                                                        ---------
NET DECREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                                        $ (10,579)
                                                                        =========

            (1)   Commencement of operations

See notes to the financial statements

                                   IPS iFund
                       Statement of Changes in Net Assets
           For the Period December 29, 2000 (1) through May 31, 2001
                                  (Unaudited)

OPERATIONS:
        Net investment income                                                   $      33
        Net realized loss on investment transactions                                 (370)
        Change in unrealized appreciation (depreciation) on investments           (10,242)
                                                                                ---------
        Net decrease in net assets resulting from operations                      (10,579)
                                                                                ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income                                                          --
        Net realized gains                                                             --
                                                                                ---------
        Total dividends and distributions                                              --
                                                                                ---------
CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                                                  75,543
        Shares issued to holders in reinvestment of dividends                          --
        Cost of shares redeemed                                                        --
                                                                                ---------
        Net increase in net assets resulting from capital share transactions       75,543
                                                                                ---------
TOTAL INCREASE IN NET ASSETS                                                       64,964

NET ASSETS:
        Beginning of period                                                            --
                                                                                ---------

        End of period (including undistributed net investment                   $  64,964
           income of $33)                                                       =========

            (1)   Commencement of operations

See notes to the financial statements

                                    IPS iFund
                              Financial Highlights
                   December 29, 2000 (1) through May 31, 2001
                                   (Unaudited)

Selected per share data is based on a share of common stock outstanding throughout each period.

Per Share Data:
Net asset value, beginning of period                                    $12.00

Income from investment operations:
           Net investment income                                          0.01
           Net realized and unrealized
             loss on investments                                         (2.48)
                                                                         -----

Total from investment operations                                         (2.47)
                                                                         -----

Less distributions:
           Dividends from net investment income                             --
           Distributions from net realized gains                            --
                                                                        ------
Total dividends and distributions                                           --
                                                                        ------

Net asset value, end of period                                          $ 9.53
                                                                        ======

Total return                                                            (20.58)% (2)

Supplemental data and ratios:
           Net assets, end of period (000's)                            $   65
           Ratio of net operating expenses to average net assets          1.40% (3)
           Ratio of net investment income to average net assets           0.20% (3)
           Portfolio turnover rate                                       14.96%

            (1)   Commencement of operations

            (2)   Not annualized

            (3)   Annualized

See notes to the financial statements

IPS iFund
Notes to the Financial Statements
May 31, 2001
(Unaudited)

1.    Organization

      The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is long-term capital growth. The Fund commenced operations on December 29, 2000.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a)   Investment Valuation

      Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b)   Federal Income and Excise Taxes

      The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c)   Distributions to Shareholders

      Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d)   Securities Transactions and Investment Income

      Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.    Shares of Common Stock

      Transactions in shares of common stock were as follows:

                                 For the period
                     December 29, 2000 through May 31, 2001

                                                  $             Shares
                                                  -             ------

      Shares sold                             $ 75,543          6,817
      Shares issued in reinvestment
      of dividends                                  --             --
      Shares redeemed                               --             --
                                              --------        -------
      Net increase                            $ 75,543          6,817
                                              ========
      Shares outstanding:
      Beginning of period                                          --
                                                              -------
      End of Period                                             6,817
                                                              =======

4.    Investment Transactions

      Purchases and sales of securities for the period ended May 31, 2001, excluding short-term investments, aggregated $73,457 and $3,516, respectively. There were no purchases or sales of long-term U.S. government securities.

      At May 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $76,720 were as follows:

      Unrealized appreciation                             $   2,971
      Unrealized depreciation                               (13,213)
                                                          ---------
      Net realized depreciation on investments            $ (10,242)
                                                          =========

5.    Investment Advisor

      The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees paid to IPS Advisory, Inc. during the period ended May 31, 2001 were $235.